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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2006

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                                49441
 (Address of principal executive offices)                             (Zip Code)

         Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 8, 2006, Community Shores Bank Corporation (the "Company") extended its revolving loan agreement with LaSalle Bank National Association
("LaSalle"), which effectively changed the maturity date from August 1, 2006 to August 1, 2007. The Company may borrow up to $5.0 million under the agreement.
The borrowings may be prepaid in whole or in part at any time. There is a negative pledge covenant prohibiting any pledge, encumbrance, security interest, assignment, lien or charge related to the issued and outstanding capital stock of Community Shores Bank, the Company's wholly-owned subsidiary. Any outstanding principal on the revolving loan bears interest at a rate of 90 basis points below LaSalle bank National Association's prime lending rate, which is currently
8.25%. Interest is payable quarterly, in arrears, on the first day of each February, May, August and November. The current balance is $200,000.

     The Extension Revolving Note, and the Second Amendment to the Revolving
Loan Agreement are included as exhibits to this report.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

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
Exhibit
 Number                                 Description
-------                                 -----------
  10.1    Extension Revolving Loan Agreement between Community Shores Bank
          Corporation and LaSalle Bank National Association dated August 1,
          2006.

  10.2    Second Amendment to Revolving Loan Agreement between Community Shores
          Bank Corporation and LaSalle Bank National Association dated August 1,
          2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMMUNITY SHORES BANK CORPORATION


                                       By: /S/ TRACEY A. WELSH
                                           -------------------------------------
                                           Tracey A. Welsh
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date: September 11, 2006


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                                  EXHIBIT INDEX

Exhibit
 Number                                 Description
-------                                 -----------
  10.1    Extension Revolving Loan Agreement between Community Shores Bank
          Corporation and LaSalle Bank National Association dated August 1,
          2006.

  10.2    Second Amendment to Revolving Loan Agreement between Community Shores
          Bank Corporation and LaSalle Bank National Association dated August 1,
          2006.


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